UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-6474

                     DREYFUS GROWTH AND INCOME FUND, INC.
               (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        October 31st


Date of reporting period:       April 30, 2003




[PAGE]

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.



Dreyfus
Growth and Income
Fund, Inc.


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY



SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Securities Sold Short

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover


                                                                       The Fund

Dreyfus
Growth and Income Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Growth and Income Fund, Inc. covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003

2


DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Growth and Income Fund, Inc. perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund produced a total return of 2.56%.(1) This compares with a total return of 4.47% provided by the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), for the same period.(2)

We attribute the fund's performance to a volatile market environment, in which advancing issues outweighed declining issues by a small margin. The fund underperformed its benchmark, largely because the market's greatest gains were concentrated in stocks of technology companies, many of which produced negative earnings and weak revenues. The fund's disciplined investment approach generally steers it away from such speculative investments.

What is the fund's investment approach?

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue these goals, it invests in stocks of domestic and foreign issuers. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.

In choosing stocks, the fund employs fundamental analysis, primarily focusing on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. The fund generally seeks companies with strong positions in their industries and a catalyst that can trigger a price increase. The portfolio manager seeks to create a broadly diversified portfolio with a value tilt, generally exhibiting a weighted average price-to-earnings ("P/E") ratio less than that of the S&P 500 Index and a long-term projected earnings growth rate greater than or equal to that of the S&P 500 Index.
                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Income is primarily generated from dividend-paying stocks in which the fund may invest. The manager selects stocks based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the sustainability or growth of earnings or cash flow;
     and

*    FINANCIAL PROFILE, which measures the financial health of the company.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued or a more attractive opportunity has been identified.



What other factors influenced the fund's performance?

Stocks fluctuated sharply during the reporting period in response to changing prospects for U.S. economic growth and concerns regarding the war on terrorism and the conflict in Iraq. Markets rallied in November 2002 in hopes of a return to more rapid economic growth in 2003. However, stocks lost ground in early 2003 as investors began focusing on the increasing likelihood of war in Iraq. Markets rose again in April 2003, bolstered by the successful, rapid conclusion of the war and resurgent hopes for economic growth.

Much of the market's strength during its November and April rallies was concentrated in speculative, low quality technology and utilities stocks, which the fund generally avoided. In addition, a few individual holdings in various other areas further undermined the fund's relative performance. For example, Kraft Foods declined when the company revealed unexpectedly high pension-related costs, hospital management company HCA failed to meet revenue growth expectations, and insurer AIG lost ground when the company assigned additional funds to litigation-related reserves.

On the other hand, effective strategic decisions compensated for most of the disappointments cited above and enabled the fund to deliver positive overall returns for the reporting period. Performance benefited primarily from the fund's focus on stocks we believed were well-

4

positioned for a cyclical upturn in business. In particular, we invested a greater-than-average percentage of the fund's assets in consumer discretionary stocks relative to the fund's benchmark, including media and entertainment holdings such as USA Interactive and Liberty Media, which accounted for many of the fund's gains. We also enhanced fund returns with some timely trades among financial stocks, and investments in companies such as Countrywide Financial, that were helped by a record volume of mortgage refinancing in the low interest-rate environment.

What is the fund's current strategy?

As of the end of the reporting period, the fund continues to hold a slightly greater than average percentage of consumer discretionary stocks, reflecting our cautious optimism regarding current prospects for economic growth. We also hold a relatively large position in energy stocks, particularly among natural gas and oil service companies, which we believe are likely to benefit from growing demand in the face of limited supplies. The fund holds a slightly smaller percentage of its assets than the benchmark in utilities and consumer staples stocks, a decision driven primarily by our bottom-up, company-by-company stock
selection    process.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

() PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                     The Fund  5



STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)

COMMON STOCKS--96.1%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--13.4%

AOL Time Warner                                                                                 478,650  (a)           6,547,932

Best Buy                                                                                        127,000  (a)           4,391,660

Carnival                                                                                        332,000  (b)           9,159,880

Clear Channel Communications                                                                    190,580  (a)           7,453,584

Comcast, Cl. A                                                                                  203,564  (a)           6,495,727

Hilton Hotels                                                                                   182,000                2,424,240

Home Depot                                                                                      213,000                5,991,690

Lamar Advertising                                                                               121,100  (a)           4,349,912

Liberty Media, Cl. A                                                                            611,000  (a)           6,721,000

McDonald's                                                                                      264,000                4,514,400

TJX Cos                                                                                         412,800                7,946,400

Target                                                                                          425,000               14,212,000

USA Interactive                                                                                 289,900  (a,b)         8,682,505

Viacom, Cl. B                                                                                   375,935  (a)          16,319,338

                                                                                                                     105,210,268

CONSUMER STAPLES--6.4%

Altria Group                                                                                    176,000                5,413,760

Coca-Cola                                                                                       180,000                7,272,000

Kimberly-Clark                                                                                   72,000                3,583,440

Kraft Foods                                                                                     255,100                7,882,590

PepsiCo                                                                                         227,000                9,824,560

Procter & Gamble                                                                                137,500               12,354,375

UST                                                                                             124,000                3,884,920

                                                                                                                      50,215,645

ENERGY--6.9%

Anadarko Petroleum                                                                              236,000               10,478,400

Exxon Mobil                                                                                     628,662               22,128,902

Schlumberger                                                                                    228,000                9,560,040

Transocean                                                                                      100,600  (a)           1,916,430

XTO Energy                                                                                      491,033                9,575,144

                                                                                                                      53,658,916

ENERGY EQUIPMENT & SERVICES--1.0%

Devon Energy                                                                                    165,600                7,824,600

FINANCIAL--21.8%

American Express                                                                                204,000                7,723,440

American International Group                                                                    442,673               25,652,900

6


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Bank of America                                                                                 157,900               11,692,495

Bank of New York                                                                                315,000                8,331,750

Bank One                                                                                        109,000                3,929,450

Citigroup                                                                                       591,271               23,207,387

Countrywide Financial                                                                            57,000                3,853,200

Federal Home Loan Mortgage                                                                      128,200                7,422,780

Federal National Mortgage Association                                                           161,500               11,690,985

FleetBoston Financial                                                                           277,036                7,346,995

Goldman Sachs Group                                                                              77,700                5,897,430

HSBC Holdings, ADR                                                                               46,053                2,518,638

JPMorgan Chase & Co.                                                                            162,900                4,781,115

MBNA                                                                                            254,500                4,810,050

Marsh & McLennan Cos.                                                                           116,000                5,530,880

Morgan Stanley                                                                                  251,000               11,232,250

St. Paul Cos                                                                                    115,700                3,973,138

Travelers Property Casualty, Cl. A                                                              387,033                6,281,546

Travelers Property Casualty, Cl. B                                                               52,377                  851,126

U.S. Bancorp                                                                                    105,000                2,325,750

Wells Fargo                                                                                     238,000               11,485,880

                                                                                                                     170,539,185

HEALTH CARE--13.1%

Abbott Laboratories                                                                             104,000                4,225,520

Amgen                                                                                           108,000  (a)           6,621,480

Anthem                                                                                           63,700  (a)           4,372,368

Bard (C.R.)                                                                                      37,000                2,345,060

Becton, Dickinson & Co.                                                                          88,000                3,115,200

Bristol-Myers Squibb                                                                            155,000                3,958,700

Johnson & Johnson                                                                               207,000               11,666,520

Lilly (Eli) & Co.                                                                                92,700                5,916,114

Merck & Co.                                                                                     268,000               15,592,240

Pfizer                                                                                          654,550               20,127,413

Teva Pharmaceutical Industries, ADR                                                             176,000                8,219,200

WellPoint Health Networks                                                                       108,200  (a)           8,216,708

Wyeth                                                                                           195,700                8,518,821

                                                                                                                     102,895,344

                                                                                                     The Fund    7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INDUSTRIALS--9.9%

CSX                                                                                             135,000                4,317,300

Danaher                                                                                          84,000                5,794,320

Deere & Co.                                                                                      90,000                3,962,700

Emerson Electric                                                                                 88,000                4,461,600

First Data                                                                                      156,000                6,119,880

General Electric                                                                                929,000               27,359,050

Norfolk Southern                                                                                156,300                3,315,123

Northrop Grumman                                                                                 45,000                3,957,750

Raytheon                                                                                         83,000                2,484,190

3M                                                                                               36,000                4,537,440

Tyco International                                                                              225,000                3,510,000

United Technologies                                                                              63,000                3,894,030

Waste Management                                                                                174,000                3,779,280

                                                                                                                      77,492,663

INFORMATION TECHNOLOGY--16.4%

Accenture, Cl. A                                                                                297,900  (a)           4,772,358

Analog Devices                                                                                  134,000  (a)           4,438,080

Applied Materials                                                                               253,000  (a)           3,693,800

Cisco Systems                                                                                   645,000  (a)           9,700,800

Computer Sciences                                                                               132,600  (a)           4,369,170

Dell Computer                                                                                   305,000  (a)           8,817,550

EMC                                                                                             490,000  (a)           4,454,100

Hewlett-Packard                                                                                 190,623                3,107,155

Intel                                                                                           592,200               10,896,480

International Business Machines                                                                 157,000               13,329,300

Jabil Circuit                                                                                   291,000  (a)           5,441,700

KLA-Tencor                                                                                      164,000  (a,b)         6,724,000

Microsoft                                                                                     1,004,000               25,672,280

Motorola                                                                                        454,000                3,591,140

National Semiconductor                                                                          126,400  (a)           2,367,472

Nokia Oyj, ADR                                                                                  246,000                4,076,220

Oracle                                                                                          757,000  (a)           8,993,160

Xilinx                                                                                          144,000  (a)           3,898,080

                                                                                                                     128,342,845

8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

MATERIALS--3.6%

Alcoa                                                                                           169,000                3,875,170

duPont (E.I) deNemours                                                                           58,000                2,466,740

Dow Chemical                                                                                    146,000                4,765,440

International Paper                                                                             237,000                8,472,750

PPG Industries                                                                                   90,000                4,365,900

Weyerhaeuser                                                                                     81,000                4,016,790

                                                                                                                      27,962,790

TELECOMMUNICATIONS SERVICES--2.7%

BellSouth                                                                                       204,000                5,199,960

SBC Communications                                                                              470,600               10,993,216

Verizon Communications                                                                          135,000                5,046,300

                                                                                                                      21,239,476

UTILITIES--.9%

Exelon                                                                                           88,000                4,667,520

Progress Energy                                                                                  62,000                2,590,360

                                                                                                                       7,257,880

TOTAL COMMON STOCKS

   (cost $759,542,635)                                                                                               752,639,612

OTHER INVESTMENTS--2.8%
-----------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     7,182,333  (c)           7,182,333

Dreyfus Institutional Cash Advantage Plus Fund                                                7,182,333  (c)           7,182,333

Dreyfus Institutional Preferred Plus
   Money Market Fund                                                                          7,182,334  (c)           7,182,334

TOTAL OTHER INVESTMENTS

   (cost $21,547,000)                                                                                                 21,547,000

SHORT-TERM INVESTMENTS--.3%
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.15%, 6/19/2003                                                                             800,000  (d)             798,824

   1.14%, 7/10/2003                                                                           1,800,000  (e)           1,796,202

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,594,758)                                                                                                   2,595,026

                                                                                                     The Fund    9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--1.2%                                                                   Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $9,542,300)                                                                          9,542,300                9,542,300

TOTAL INVESTMENTS (cost $793,226,693)                                                             100.4%             786,323,938

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.4%)             (2,936,063)

NET ASSETS                                                                                        100.0%             783,387,875

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT APRIL 30, 2003,  THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $9,160,313  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $9,542,300.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

(D)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

(E)  PARTIALLY HELD BY BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

10


STATEMENT OF FINANCIAL FUTURES

April 30, 2003 (Unaudited)

                                                                 Market Value                                       Unrealized
                                                                   Covered by                                     Appreciation
                                            Contracts            Contracts ($)            Expiration           at 4/30/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                              49              11,222,225              June 2003                 1,217,212

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  11

STATEMENT OF SECURITIES SOLD SHORT

April 30, 2003 (Unaudited)


COMMON STOCKS                                           Shares         Value ($)
--------------------------------------------------------------------------------

Teva Pharmaceutical, ADR

   (proceeds $1,642,171)                                44,000        2,054,800

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                          Cost            Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments (including securities loaned,
   valued at $9,160,313)--Note 1(c)                793,226,693      786,323,938

Cash                                                                     50,760

Receivable for investment securities sold                             7,278,270

Receivable from brokers for proceeds on securities sold short         1,642,171

Dividends receivable                                                    739,127

Receivable for shares of Common Stock subscribed                            100

Prepaid expenses                                                         46,849

                                                                    796,081,215

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           590,725

Liability for securities loaned--Note 1(c)                            9,542,300

Securities sold short, at value (proceeds $1,642,171)
  --See Statement of Securities Sold Short                            2,054,800

Payable for shares of Common Stock redeemed                             301,380

Accrued expenses                                                        204,135

                                                                     12,693,340

NET ASSETS ($)                                                      783,387,875

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     923,188,065

Accumulated undistributed investment income--net                         68,412

Accumulated net realized gain (loss) on investments                (133,770,430)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $1,217,212 net unrealized
  appreciation on financial futures)                                 (6,098,172)

NET ASSETS ($)                                                      783,387,875

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      65,042,434

NET ASSET VALUE, offering and redemption price per share ($)              12.04

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  13

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $14,895 foreign taxes withheld at source)     6,064,290

Interest                                                                35,533

Income on securities lending                                            15,638

TOTAL INCOME                                                         6,115,461

EXPENSES:

Management fee--Note 3(a)                                            2,867,349

Shareholder servicing costs--Note 3(b)                               1,091,711

Directors' fees and expenses--Note 3(c)                                 34,981

Custodian fees--Note 3(b)                                               28,154

Registration fees                                                       15,007

Professional fees                                                        7,471

Dividend on securities sold short                                        2,970

Interest expense--Note 2                                                 2,536

TOTAL EXPENSES                                                       4,050,179

INVESTMENT INCOME--NET                                               2,065,282

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (51,061,550)

  Short sale transactions                                              100,036

Net realized gain (loss) on financial futures                          920,959

NET REALIZED GAIN (LOSS)                                           (50,040,555)

Net unrealized appreciation (depreciation) on investments
  and securities sold short [including ($27,205) net
  unrealized depreciation on financial futures]                     66,886,189

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              16,845,634

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,910,916

SEE NOTES TO FINANCIAL STATEMENTS.

14


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,065,282             3,760,825

Net realized gain (loss) on investments       (50,040,555)          (77,744,439)

Net unrealized appreciation
   (depreciation) on investments               66,886,189           (88,886,627)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,910,916          (162,870,241)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (2,671,454)           (3,598,519)

Net realized gain on investments                       --           (40,264,968)

TOTAL DIVIDENDS                                (2,671,454)          (43,863,487)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  18,144,036           107,509,472

Dividends reinvested                            2,513,442            41,828,966

Cost of shares redeemed                       (59,464,695)         (228,876,614)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (38,807,217)          (79,538,176)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (22,567,755)         (286,271,904)

NET ASSETS ($):

Beginning of Period                           805,955,630         1,092,227,534

END OF PERIOD                                 783,387,875           805,955,630

Undistributed investment income--net               68,412               674,584

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,553,060             7,274,714

Shares issued for dividends reinvested            216,991             2,782,823

Shares redeemed                                (5,142,791)          (16,288,590)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,372,740)           (6,231,053)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                  Six Months Ended
                                    April 30, 2003                                 Year Ended October 31,
                                                       -----------------------------------------------------------------------------
                                        (Unaudited)          2002            2001            2000             1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                       11.78          14.63           19.29           19.99            17.87           19.82

Investment Operations:

Investment income--net                         .03(a)         .05(a)          .04(a)          .05(a)           .11(a)          .18

Net realized and unrealized
   gain (loss) on investments                  .27          (2.30)          (3.39)           1.51             3.26            1.14

Total from Investment
   Operations                                  .30          (2.25)          (3.35)           1.56             3.37            1.32

Distributions:

Dividends from
   investment income--net                     (.04)          (.05)           (.04)           (.05)            (.12)           (.18)

Dividends from net realized
   gain on investments                          --           (.55)          (1.27)          (2.21)           (1.13)          (3.09)

Total Distributions                           (.04)          (.60)          (1.31)          (2.26)           (1.25)          (3.27)

Net asset value,
   end of period                             12.04          11.78           14.63           19.29            19.99           17.87

TOTAL RETURN (%)                              2.56(b)      (16.27)         (18.15)           8.10            19.79            7.23

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                       .52(b)        1.01             .98             .96             1.03            1.10

Ratio of interest expense
   and dividends on securities
   sold short to average
   net assets                                  .00(b,c)       .00(c)          .00(c)           --              .00(c)           --

Ratio of net investment
   income to average
   net assets                                  .27(b)         .37             .26             .27              .56             .97

Portfolio Turnover Rate                      19.73(b)       26.93           32.57           54.80            96.42          101.87

Net Assets, end of period
   ($ x 1,000)                             783,388        805,956       1,092,228       1,483,687        1,577,895       1,661,082

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities (including short sales, options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

                                                                    The Fund  17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

18


(d) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $78,064,725 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was as follows: ordinary income $3,598,519 and long-term capital gain $40,264,968. The tax character of current year distributions, will be determined at the end of the current fiscal year.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 2003 was approximately $283,700, with a related weighted average annualized interest rate of 1.78%.

                                                                    The Fund  19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2003, the fund was charged $632,328 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $334,899 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2003, the fund was charged $28,154 pursuant to the custody agreement.

(c) Each Board member also serves a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


20


(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest it' s available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended April 30, 2003, the fund derived $122,096 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended April 30, 2003:

                                       Purchases ($)        Sales ($)
--------------------------------------------------------------------------------

Long transactions                       147,420,889      179,677,052

Short sale transactions                   6,624,889        8,367,096

     TOTAL                              154,045,778      188,044,148

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at April 30, 2003, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund
                                                                    The Fund  21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2003, are set forth in the Statement of Financial Futures.

At  April  30,  2003, accumulated net unrealized depreciation on investments was
$6,902,755,   consisting   of  $82,451,828  gross  unrealized  appreciation  and
$89,354,583 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22




NOTES


                   For More Information



                        Dreyfus
                        Growth and Income Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  010SA0403





ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS GROWTH AND INCOME FUND, INC.

By:   /s/Stephen E. Canter
      _____________________
      Stephen E. Canter
      President

Date:  June 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  June 26, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  June 26, 2003


[PAGE]

                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.